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                                                                   Exhibit 10.14



                            Dated 26 September, 1997








                      LIONBRIDGE TECHNOLOGIES HOLDINGS B.V.

                                       and

                                   RORY COWAN

                                       TO

                               SILICON VALLEY BANK








                                LETTER OF DEPOSIT








                                 A & L Goodbody,
                                   Solicitors,
                               1 Earlsfort Centre,
                                  Hatch Street,
                                    Dublin 2
                             CDLT1801.085(OL1)(OL2)



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To:      Silicon Valley Bank,
         3003 Tasman Drive,
         Santa Clara,
         California 95054

         acting through its loan production office located at:

         40 William Street,
         Wellesley,
         Massachusetts 02181

                                                        Date: 26 September, 1997


COVENANT TO PAY AND SECURITY

1. In consideration of the Bank providing credit facilities to the Borrowers' under and pursuant to the Loan Agreement dated as of 26 September, 1997 made between (1) LionBridge Technologies Holdings B.V. and LionBridge Technologies B.V. as Borrowers and (2) the Bank as lender (as the same may be supplemented, amended, novated or restated from time to time) ("the Loan Agreement") and for other good and valuable consideration:

         (1) Each of LionBridge Technologies Holdings B.V. and Rory Cowan (together "the Shareholders" and each a "Shareholder") hereby covenants with the Bank to pay and discharge to the Bank on demand any and all sums and liabilities whether actual or contingent, whether now existing or hereafter arising, whether or not for the payment of money and including without limitation any obligation or liability to pay damages which are or may become payable or owing by the Borrowers' to the Bank pursuant to, or in connection with the Loan Agreement as and when the same become due ("the Secured Liabilities");

         (2) Each Shareholder has, at the Bank's request, deposited with the Bank the certificates and documents specified in the schedule hereto (the "DOCUMENTS") in respect of the shares held by it in the capital of Lionbridge Technologies Ireland ("the Company") (hereinafter referred to as "the Securities") and the Documents shall be held by the Bank upon the following terms and conditions:-

                  (a) the Documents and the Securities, every accretion thereto and all interest, dividends, return capital, bonus, additions and rights appertaining thereto shall be and remain a collateral and continuing security for the Secured Liabilities (including legal costs occasioned by or incidental to the security referred to in this Letter or to the enforcement of any such security) and the terms of this Letter shall continue in full force and effect until final repayment in full and total satisfaction of the Secured Liabilities;



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                  (b)      if all Secured Liabilities are not fully discharged
                           following demand each Shareholder hereby authorises the Bank to sell all or any of the Securities, accretions, additions and rights as it may think fit without further notice to it and to apply the net proceeds of such sales in or towards repayment of the moneys due by it hereunder crediting it with the balance (if any) or to transfer the Securities into its own name and in relation to any transfer of the Securities contemplated hereby each Shareholder hereby expressly waives any preemption rights to which it is entitled pursuant to the Articles of Association of the Company or otherwise and each Shareholder shall cooperate with the Bank so as to assist in any transfer of the Securities;

                  (c) any dividends paid or payable on the Securities shall be paid to the Shareholder unless the Secured Liabilities are not fully discharged following demand when such dividends shall be applied by the Bank towards satisfaction of the Secured Liabilities;

                  (d) upon discharge in full of the Secured Liabilities the Bank will at the request and expense of the Shareholders release the Securities and the Documents to the Shareholders;

                  (e) Each Shareholder hereby authorises the Bank at its discretion at any time to vary, exchange, abstain from perfecting or release any other securities held now or hereafter by the Bank on account of the moneys intended to be hereby secured.

REPRESENTATIONS AND WARRANTIES

2.       Each Shareholder hereby represents and warrants to the Bank that:

         (1) the Securities comprise the entire issued share capital of the Company;

         (2) it or, as the case may be, he is the beneficial owner of the Securities free from all liens, mortgages, charges or other encumbrances whatsoever or claims whatsoever;

         (3) that the Securities have been duly authorised, validly issued and are fully paid and nonassessable;

         (4) it or, as the case may be, he has full power to enter into and perform and it will perform its obligations under this Letter and all necessary actions to enable it to deposit the Documents and to execute, deliver and perform this Letter have been taken and it has obtained and will maintain in full force and effect all necessary consents, licenses and authorities;


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         (5)      the execution and delivery of this Letter will not contravene any provision of law now in effect;

         (6) no consent or approval of or exemption by any governmental or public body or authority is required.

COVENANTS OF THE SHAREHOLDERS

3. Each Shareholder hereby covenants with the Bank that it and, as the case may be, he shall:-

         (1) (other than Permitted Liens) not create or permit to arise or exist any lien mortgage charge or other encumbrance whatsoever over or affecting any of the Securities or transfer or attempt to transfer the Securities other than pursuant to the terms hereof or of the Loan Agreement;

         (2)      pay to the Bank, upon demand, the amount of the Secured
                  Liabilities;

         (3) procure forthwith (if required by the Bank) such amendments to the Articles of Association of the Company as may be required to permit, without restriction or delay, the registration of the Securities in the name of the Bank and/or its nominee or any transferee to which the Securities are sold pursuant to clause 1(2)(b) hereof;

         (4) procure that the Company shall not issue any shares to any person other than the Bank without the prior written consent of the Bank and that in the event that such consent is given it and, as the case may be, he shall procure such shares shall be mortgaged in favour of the Bank on terms similar to those contained in this Letter;

         (5) take such action as the Bank may, in its absolute discretion, direct in the event that it becomes possible (whether under the terms of issue of the Securities, a reorganisation or otherwise) to convert or exchange the Securities or have them repaid or in the event that any offer to purchase is made in respect of the Securities or any proposal is made for varying or abrogating any rights attaching to them.

         (6) in the event of a rights issue or bonus issue or other issue of additional shares in the capital of the Company, forthwith deliver to and deposit with the Bank all certificates and documents relating to such additional shares together with executed and undated stock transfer forms relating thereto to be held by the Bank upon the terms of this Letter to secure the Secured Liabilities hereunder.

POWER OF ATTORNEY

4. For good and valuable consideration each Shareholder hereby irrevocably appoints the Bank the attorney for it or him and in its or his name or otherwise and on its or his behalf



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         to sign, execute, seal, deliver, complete or otherwise perfect any deed, assurance, agreement, instrument or to do any act or thing which may be required or which may be deemed proper for the exercise of the Bank of any of its or his powers and rights PROVIDED THAT the powers conferred on the Bank pursuant to this appointment shall not become exercisable unless and until the Secured Liabilities become due and payable by the Borrowers and are not paid.

NOTICES

  5. The provisions of Clause 10 of the Loan Agreement shall apply mutatis mutandis to this Letter as if written out in full herein.


MISCELLANEOUS

6.       (1)      The provisions of Clause 12.1 of the Loan Agreement shall
                  apply mutatis mutandis to this Letter as if written out in full herein.

         (2) This Letter (including the documents and instruments referred to herein) supersedes all prior representations, arrangements, understandings and agreements between the parties hereto relating to the subject matter hereof and sets forth the entire complete and exclusive agreement and understanding between the parties hereto relating to the subject matter hereof; no party has relied on any representation, arrangement, understanding or agreement (whether written or oral) not expressly set out or referred to in this Letter.

         (3) The terms of this Letter may not be released, discharged, supplemented, amended, varied or modified in any manner except by an instrument in writing signed by a duly authorised officer or representative of each of the parties hereto.

         (4) The rights of any party hereto shall not be prejudiced or restricted by any indulgence or forbearance extended to another party or other parties and no waiver by any party in respect of any breach shall operate as a waiver in respect of any subsequent breach.

         (5) No failure or delay by the Bank in exercising any right or remedy shall operate as a waiver thereof nor shall any single or partial exercise or waiver of any right or remedy prejudice its further exercise or the exercise of any other right or remedy.

         (6) Each party to this Agreement shall pay its own costs of and incidental to this Letter.

         (7) This Letter may be executed in more than one counterpart, each of which shall be deemed to constitute an original, and shall become effective when one or more counterparts have been signed by all of the parties hereto and such a counterpart (so signed) has been delivered to each of the parties hereto.



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         (8)      Each Shareholder shall from time to time execute such further assurances and do such things and afford to the Bank such assistance as the Bank may reasonably require for the purpose of vesting in the Bank or its nominee the full benefit of any assets, rights and benefits that have been transferred or are to be transferred to the Bank under this Letter (including, so far as consistent with the terms of this Letter, the benefit of any rights accruing against third parties, whether such rights have or have not accrued or become enforceable at the date of signature hereof) and the registration thereof.

         (9) If any term or provision in this Agreement shall be held to be illegal or unenforceable, in whole or in part, such term or provision or part shall to that extent be deemed not to form part of this Agreement and the enforceability of the remainder of this Agreement shall not be affected.

GOVERNING LAW AND JURISDICTION

7.       (1)      This Letter and any relationship created hereby shall in all respects be governed by and construed in accordance with Irish law for the exclusive benefit of the Bank, and each party agrees to submit to the nonexclusive jurisdiction of the Irish
                  Courts as regards any claim or matter arising under this Letter.

         (2) Each Shareholder hereby appoints LionBridge Technologies Ireland of Grattan House, Temple Road, Blackrock, Co. Dublin for the purpose of service of proceedings in connection with this Letter. Any writ, judgement or other notice of legal process issued out of the Irish courts shall be sufficiently served if delivered to such agent at its address for the time being. The Shareholder undertakes not to revoke the authority of the above agent as if such agent ceases to act, the Shareholder shall promptly appoint another agent and advise the Bank accordingly.

DEFINITIONS

8. Terms not otherwise defined herein shall bear the meaning given thereto in the Loan Agreement.





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                                    SCHEDULE

                                    DOCUMENTS


1. Share Certificates in respect of 2,001,000 issued Ordinary Shares of IR(pound)1 each in the capital of the Company.

2. Executed undated Stock Transfer Forms transferring the Securities to the Bank or its nominee.

3.       Share register of the Company.



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SIGNED, SEALED and DELIVERED
by



--------------------------------------------
Rory J. Cowan


duly authorised signatory of
LIONBRIDGE TECHNOLOGIES HOLDINGS B.V.
in the presence of:-



--------------------------------------------
Name:  David M. DiLoreto
Address:  c/o Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, MA 02110
Occupation:  Corporate Paralegal




SIGNED, SEALED and DELIVERED
by


--------------------------------------------
Rory J. Cowan
in the presence of:-


--------------------------------------------
Name:  David M. DiLoreto
Address : c/o Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, MA 02110
Occupation:       Corporate Paralegal


ACKNOWLEDGED for and on behalf
of SILICON VALLEY BANK:-


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